M U E L L E R

PAUL MUELLER COMPANY
P.O. BOX 828 / SPRINGFIELD, MISSOURI, U.S.A. 65801

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
(MAY 3, 2004)
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Notice is hereby given that the annual meeting of shareholders of Paul Mueller Company, a Missouri corporation, will be held at the offices of the Company, 1600 West Phelps Street, Springfield, Missouri 65802, on Monday, May 3, 2004, commencing at 10:00 a.m. on that day, and thereafter as it may from time to time be adjourned, to consider and act upon the following:

1.	To elect two (2) Class I directors for a term of three (3) years expiring at the annual meeting to be held in 2007 and until their respective successors are duly elected and shall qualify.
2.	To transact such other business as may properly come before the meeting or any postponement, adjournment or adjournments thereof.

The Board of Directors of the Company has fixed the close of business on March 12, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting or any postponement, adjournment or adjournments thereof.

Shareholders who are unable to attend the meeting but who wish their shares to be voted may vote by proxy.  A form of proxy, which has been prepared by the Board of Directors of the Company, and a return envelope are enclosed.  Since it is important that your shares be represented at the annual meeting, you are requested to sign, date, and return the enclosed proxy in the enclosed envelope as soon as possible.  Your proxy may be revoked at any time before it is exercised and will not be used if you attend the meeting and vote in person.  If your shares are held of record by a broker, bank, or other nominee ("Street Name"), you will need to obtain from the institution that holds your shares and bring to the meeting a proxy, issued in your name, authorizing you to vote the shares.

By order of the Board of Directors.

DONALD E. GOLIK Secretary

Springfield, Missouri
March 29, 2004

[cover sheet]

END OF PAGE 1

M U E L L E R

PAUL MUELLER COMPANY
P.O. BOX 828 / SPRINGFIELD, MISSOURI, U.S.A. 65801

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PROXY STATEMENT
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GENERAL INFORMATION

Solicitation and Revocability of Proxies.  The enclosed proxy is being solicited on behalf of the Board of Directors of Paul Mueller Company (the "Company") for use at the annual meeting of the shareholders to be held on May 3, 2004 (the "Annual Meeting"), and at any postponement, adjournment or adjournments thereof.  Any proxy given does not affect the right to vote in person at the Annual Meeting and may be revoked at any time before it is exercised by notifying Donald E. Golik, Secretary, by mail, telegram, facsimile or appearing at the Annual Meeting in person and requesting a ballot.  This Proxy Statement and the proxy were first mailed to shareholders on or about March 29, 2004.

If your shares are held in the name of a bank, broker or other nominee, only your bank, broker or other nominee can vote your shares and only upon your specific instructions.  Please contact the person responsible for your account and instruct him or her to vote the Company's proxy card as soon as possible.

Expense of Solicitation.  All expenses of solicitation will be borne by the Company, including the preparation, assembly, printing, and mailing of this Proxy Statement, the accompanying proxy, and any additional information furnished to shareholders.  In addition to solicitations by mail, employees and directors of the Company may, but without compensation other than their regular compensation, solicit proxies in person or by telephone, facsimile or electronic means.  The Company does not expect to pay any compensation for the solicitation of proxies.  The Company will reimburse banks, brokers and other custodians, nominees or fiduciaries for reasonable expenses incurred in forwarding proxy material to beneficial owners.

Voting of Proxies.  Any proxy given pursuant to this solicitation and received in time for the Annual Meeting will be voted as specified in such proxy.  If the enclosed proxy card is executed and returned without instructions as to how it is to be voted, your shares will be voted FOR the election as directors of the nominees proposed by the Board of Directors listed below under the caption "Election of Directors"; provided, however, that if any other candidate for director is proposed at the Annual Meeting by persons other than the Board of Directors, the shares represented by the proxy may be voted cumulatively for fewer than all of the nominees named herein or distributed among the nominees, as the proxyholder may determine.  If any of the nominees should unexpectedly become unavailable for election for any reason, the shares represented by the proxy will be voted for such substituted nominee or nominees as the Board of Directors may name.  Each of the nominees hereinafter named has indicated his willingness to serve if elected, and it is not anticipated that any of them will become unavailable for election.

END OF PAGE 2

The proxy confers discretionary authority, with respect to the voting of the shares represented thereby, on any other business that may properly come before the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place.  At the date this Proxy Statement went to press, the Board of Directors was not aware that any such other business is to be presented for action at the Annual Meeting and does not itself intend to present any such other business; however, if any such other business does properly come before the Annual Meeting, shares represented by proxies given pursuant to this solicitation will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxyholder.

Persons Entitled to Vote.  Only holders of Common Stock of the Company of record as of the close of business on March 12, 2004, are entitled to vote at the Annual Meeting.  At the close of business on that date, 1,193,771 shares of Common Stock were outstanding.  The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting for proposal (1).  Holders of Common Stock are entitled to one vote per share standing in their names on the record date.  In the election of directors, each shareholder will have cumulative voting rights, which means they will have the right to cast as many votes as equals the number of shares owned by them multiplied by the number of directors to be elected; and this total number of votes may be divided among one or more candidates for the office of director in such manner as the shareholder may elect, if present to vote in person, or as the proxyholders elect, if voting by proxy.  In the event the votes for one of the director nominees are withheld, those votes will be cumulatively voted by the proxyholder for the remaining director nominees as the proxyholders may determine.  Withholding authority to vote for all director nominees has the effect of abstaining from voting for any director nominees.  Shares cannot be voted at the Annual Meeting unless the owner is present in person or represented by proxy.

The directors shall be elected by an affirmative vote of the plurality of shares that are entitled to vote on the election of directors and that are represented at the Annual Meeting by shareholders who are present in person or represented by a proxy, assuming a quorum is present.  Accordingly, the two nominees for Class I directors receiving the greatest number of votes at the Annual Meeting will be elected as Class I directors.

In determining the number of shares that have been affirmatively voted for a particular matter, shares not represented at the Annual Meeting, shares represented by shareholders that abstain from voting on a matter, and shares held by brokers or other nominees for which no voting instructions on the matter being voted upon have been given by the beneficial owner and for which the nominee does not have discretionary authority to vote are not considered to be votes affirmatively cast.  Any of the foregoing is equivalent to a vote against the proposal other than the election of directors and will have no effect on the election of directors.  Abstentions will have the effect of a vote against any of the proposals to which the abstention applies.

When a broker or other nominee holding shares for a customer votes on one proposal but does not vote on another proposal because the broker or nominee does not have discretionary voting power with respect to such proposal and has not received instructions from the beneficial owner, it is referred to as a "broker nonvote." Properly executed proxies marked "abstain" or proxies required to be treated as "broker nonvotes" will be treated as present for purposes of determining whether there is a quorum at the Annual Meeting.

END OF PAGE 3

Principal Shareholders.  As of the close of business on February 27, 2004, the principal beneficial owners of the Company's Common Stock were as follows:

         Name and Address

Paul Mueller
1600 West Phelps Street
Springfield, Missouri 65802

Royce & Associates, Inc.
1414 Avenue of the Americas
New York, New York 10019

First Manhattan Co.
437 Madison Avenue
New York, New York 10022

	Shares Beneficially Owned (1) 106,557 (2) 126,350 (3) 73,976 (4)	Percent of Class 8.93% 10.58% 6.20%
(1)	Unless otherwise noted, each shareholder has sole voting power and investment power over the number of shares set forth beside his name.
(2)	The 106,557 shares include 15,000 shares owned by the Mueller Family Foundation, and Paul Mueller disclaims any beneficial ownership in those shares.
(3)	Royce & Associates, Inc., ("Royce") is the beneficial owner of 126,350 shares of the Company's Common Stock as of December 31, 2004 (the most recent date for which information is available).
(4)

First Manhattan Co. is the beneficial owner of 73,976 shares of the Company's Common Stock as of December 31, 2003 (the most recent date for which information is available).  First Manhattan Co. possesses sole voting and dispositive power over 9,700 shares, possesses shared voting power over 55,676 shares, and possesses shared dispositive power over 64,276 shares.

All of the information set forth in the above table and footnotes is based solely on information furnished by the persons listed in the table.  The Company does not know of any other person (as that term is defined by the Securities and Exchange Commission) who owns of record or beneficially 5% or more of the Company's outstanding shares.

Notice Requirements and Shareholder Proposals.  To permit the Company and its shareholders to deal with shareholder proposals in an informed and orderly manner, the Bylaws of the Company establish an advance notice procedure.  No shareholder proposal, no shareholder nominations of persons for election to the Board of Directors, or other business may be brought before the 2005 annual meeting of the shareholders unless written notice of such proposal, nomination or other business is received by the Secretary of the Company at the address set forth on page 1 of this Proxy Statement not earlier than January 1, 2005, nor later than January 31, 2005.  Such notice must contain certain specified information concerning any proposal to be brought before the annual meeting or any nomination for a person to be elected as a director at the annual meeting, as well as the shareholder submitting the proposal.  The proposals must also comply with all applicable statutes, laws and regulations, and the Bylaws of the Company.  A copy of the applicable Bylaw provisions may be obtained, without charge, upon written request to the Secretary of the Company at the address set forth on page 1 of the Proxy Statement.

Shareholder proposals intended to be included in the Company's Proxy Statement for the Annual Meeting in 2005 must be received by the Secretary of the Company, at the address set forth on page 1 of this Proxy Statement, not later than December 1, 2004.  Such proposals must comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

END OF PAGE 4

ITEM 1 -- ELECTION OF DIRECTORS

Directors.  The following schedule sets forth the names of the two persons who have been nominated by the Board of Directors for election as directors of the Company, the names of the remaining five directors whose terms expire in subsequent years, and certain related information:

				Shares of Common Stock of the Company Beneficially Owned on Feb. 27, 2004 (1)
Name and Present Position with Company	Age	Occupation During Past Five Years	First Became a Director	No. of Shares	Percent of Class (2)
NOMINEES FOR CLASS I DIRECTORS -- TERM EXPIRING IN 2007
Donald E. Golik Senior Vice President, Chief Financial Officer, Secretary, and Director	60	Current position with the Company	1982	5,309	--
David T. Moore Chief Information Officer and Director	32	Current position with the Company, from January 2002 Previous position held: Vice President--Product Develop- ment -- Corporate Document Systems, LLC, an electronic document distribution company	1997	3,431 (4)(5)	--
CONTINUING CLASS II DIRECTORS -- TERM EXPIRING IN 2005
W. Curtis Graff Director	63	President -- W. J. Graff & Assoc., a commercial real estate company, from April 1999 Previous position held: President -- MO/ILL Community Banks -- Bank of America;	2002	1,500	--
William R. Patterson (3)(6) Director	62	Member -- Stonecreek Management, LLC, from September 1998	1997	1,500	--
Melvin J. Volmert (3) Director	56	Managing Partner -- Ardent Capital LLC	2001	3,500	--
CONTINUING CLASS III DIRECTORS -- TERM EXPIRING IN 2006
William L. Fuerst Director	56	Dean and Henry D. Price Professor of Business -- Univ. of Kansas, from July 2000 Previous position held: Associate Dean -- College of Business -- Texas A&M Univ.	2002	250	--
Daniel C. Manna (3) President and Director	57	Current position with the Company	1977	26,798	2%
All officers and directors as a group (7 persons).				42,288	4%
(1)	Unless otherwise noted, the nominees and each director have sole voting power and investment power over the number of shares set forth beside his name.
(2)	The percentage is less than 1%, except as otherwise indicated.
(3)	Member of Executive Committee.
(4)	Does not include 58,879 shares owned by Moore Sons Investments, L.P., of which Mr. Moore owns a 49.5% limited partnership interest.
(5)	The 3,431 shares include 712 shares held in Mr. Moore's daughter's trust, and Mr. Moore disclaims beneficial ownership in those shares.
(6)	Mr. Patterson is a director of American Italian Pasta Company, a food manufacturing company, and Collins Industries, Inc., a manufacturer of specialty vehicles.

END OF PAGE 5

Paul Mueller, former Chairman of the Board, resigned as a member of the Board of Directors of Paul Mueller Company on January 29, 2004.  Mr. Mueller was appointed to the position of Chairman Emeritus by the Board of Directors, which is an honorary position.  Mr. Mueller may be asked to attend meetings of the Board or Shareholders from time to time, but shall not be an officer of the corporation and shall have no vote at a Directors' meeting.

Mr. Patterson was elected Chairman of the Board (a nonexecutive, nonofficer position with the Company) by the Directors at the January 29, 2004, regular quarterly Board meeting.

GOVERNANCE OF THE COMPANY

The Board of Directors of the Company held four meetings in the year ended December 31, 2003.  No director attended less than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of all Committees on which he served during 2003.  Although the Company does not have a formal policy with respect to director attendance at annual meetings, the Company strongly encourages directors to attend the annual meeting.  All of the Company's directors attended the annual meeting held on May 5, 2003, and it is expected that all of the directors will attend this year's annual meeting.

The Board of Directors has determined that a majority of the members of the Board, consisting of Messrs. Fuerst, Graff, Patterson and Volmert, are independent directors" within the meaning of Rule 4200(a)(15) of the NASD.

Compensation of Directors.  The Company pays each director who is not an employee of the Company an annual fee of $5,000, plus a fee of $1,000 for each regular or special meeting of the Board attended and $500 for each Board committee meeting attended.  Non-employee directors are eligible to participate in the Company's Non-Employee Director Stock Option and Restricted Stock Plan.  At its May 5, 2003, meeting, the Board of Directors authorized the grant and issuance of Nonqualified Stock Options and Restricted Stock as follows:

Name William L. Fuerst W. Curtis Graff William R. Patterson Melvin J. Volmert	Shares Subject to Nonqualified Stock Options 700 700 700 700	Exercise Price per Share $35.00 $35.00 $35.00 $35.00	Shares of Restricted Stock 250 250 250 250

The stock options shall vest and be exercisable in whole or in part at any time and from time to time following the fifth anniversary of the grant of the option.  Subject to earlier expiration upon the termination of the director's service on the Board for any reason other than death, disability, retirement, or other reason that the Board may determine is beyond the director's control, each option shall expire, to the extent not previously exercised, ten years from the date of grant.  The non-employee directors have voting and dividend rights with respect to the shares of restricted stock; but the restricted stock will be forfeited upon termination of service from the Board prior to the fifth anniversary of the grant of restricted stock for any reason other than death or retirement.

Nominating and Compensation Committee.  The Company has a Nominating and Compensation Committee, and the members are W. Curtis Graff -- Chairman, William L. Fuerst, and Melvin J. Volmert.  The Committee met two times during 2003.  All members of the Nominating and Compensation Committee are "independent" as defined in the NASD's Rule 4200(a)(15).  The Nominating and Compensation Committee Charter is attached to this proxy statement as Exhibit B.

END OF PAGE 6

Nominating Function.  One function of the Committee is to make recommendations to the Board of Directors as to candidates for the Board of Directors.  The Committee will consider nominees recommended by shareholders.  Nominations by shareholders must be in writing, must include the full name of the proposed nominee and a brief description of the proposed nominee's business experience for at least the previous five years.  Any such submission must also be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as director if elected.  Nominations should be delivered or mailed to the Nominating Committee at the following address:  Nominating Committee, Paul Mueller Company, c/o Corporate Secretary, P O Box 828, Springfield, MO 65801-0828.  The Committee has not rejected, within the preceding year, a candidate recommended by a beneficial owner of more than 5% of the Company's voting shares.

In evaluating candidates for director nominees, the Committee shall apply the following criteria:

1.	Nominees shall have a reputation of integrity, honesty, and adherence to high ethical standards.
2.

Nominees should have demonstrated business acumen, experience, and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company.

3.	Nominees should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board of Directors and its committees.
4.

Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include shareholders, employees, customers, governmental units, creditors, and the general public, and to act in the interests of all shareholders.

5.

Nominees should not have, or appear to have, a conflict of interest that would impair the nominee's ability to represent the interests of all the Company's shareholders and to fulfill the responsibilities of a director.

6.

Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, disability, or any other basis proscribed by law.  The value of diversity on the Board of Directors should be considered

7.	Nominees should normally be able to serve for at least five (5) years before reaching the age of 70.
8.

The Committee shall consider such other relevant factors as it deems appropriate, including the candidate's experience with accounting rules and practices, experience in the Company's industry, business, finance, administration or public service, and familiarity with national and international business matters.

The Committee will consider the backgrounds and qualifications of the directors considered as a group so as to provide a significant breadth of experience, knowledge, and abilities that shall assist the Board of Directors in fulfilling its responsibilities.  In evaluating candidates the Committee will consider the current composition of the Board, the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members, the need for independent directors, the need for Audit Committee expertise and the evaluations of other candidates.

END OF PAGE 7

The Committee shall review the qualifications and backgrounds of all directors and nominees (without regard to whether a nominee has been recommended by shareholders), as well as the overall composition of the Board of Directors.  Current members of the Board may be polled for suggestions as to individuals meeting the criteria of the Committee.  Research may be performed to identify qualified individuals.  The Committee may, but shall not be required to, engage third parties to identify or evaluate or assist in identifying potential candidates.  In connection with its evaluation of candidates, the Committee shall determine which, if any candidates shall be interviewed, and if warranted, one or more members of the Committee, and others as appropriate, shall interview prospective candidates in person or by telephone.  After completing this evaluation and interview process, the Committee shall recommend to the full Board directors to be nominated for election at the annual meeting of shareholders, or, in the case of a vacancy on the Board of Directors, recommend a director to be elected by the Board to fill such vacancy

Compensation Function.  Additionally, the Committee is to develop, review and make recommendations to the Board of Directors as to the compensation policies for officers of the Company and to administer salary and incentive plans for executive officers.  See pages 10 and 11 for the Committee's report on executive compensation.

Audit Committee.  The members of the Audit Committee are Melvin J. Volmert -- Chairman, W. Curtis Graff, and William R. Patterson.  The Audit Committee provides independent oversight and review of the Company's financial reporting and system of internal controls.  Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.  The Board of Directors of the Company has adopted a written charter for the Audit Committee, and a copy is attached as Exhibit A to this Proxy Statement.  All members of the Audit Committee are "independent" as defined in the NASD's Rule 4200(a)(15).  Melvin J. Volmert has been designated by the Board of Directors as an "audit committee financial expert." The Committee held eight meetings during 2003.

Report of the Audit Committee.  In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2003, that are to be included in the Annual Report on Form 10-K.

The Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees," as amended by the Accounting Standards Board of the American Institute of Certified Public Accountants.

The Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, "Independence Discussions with Audit Committees," as amended by the Independence Standards Board, and has discussed the auditors' independence with the auditors.  The Committee has also considered the compatibility of nonaudit services with the auditors' independence.

The Committee has discussed with the Company's independent auditors the overall scope and plans for their audits.  The Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

AUDIT COMMITTEE: Melvin J. Volmert, Chairman W. Curtis Graff, Member William R. Patterson, Member

END OF PAGE 8

Shareholder Communications with Directors.  The Company has established a process by which shareholders can communicate with the Company's Board of Directors.  Shareholders may communicate with the Board of Directors, or any of the Company's individual directors, by sending their communications to the Board of Directors, or to any individual director, at the following address:

Board of Directors of
Paul Mueller Company
c/o Corporate Secretary
P O Box 828
Springfield, MO 65801-0828

All shareholder communications received by the Company's Corporate Secretary will be delivered to all members of the Board of Directors, or, in the case of communications sent to an individual director, to such director.

Code of Conduct and Code of Ethics.  The Company has adopted the Code of Business Conduct (the "Code of Conduct") that applies to all directors, officers and employees of the Company.  The Code of Conduct requires that the Company's employees, officers and directors avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company's best interests.  The Audit Committee has ultimate responsibility for monitoring and enforcing the Code of Conduct and the day to day responsibility for implementing the Code is the responsibility of the Company's Senior Vice President and Chief Financial Officer who has been designate the Compliance Officer.

The Company has also adopted the Paul Mueller Company Code of Ethics for Chief Executive Officer, Chief Financial Officer and Controller or Principal Accounting Officer (the "Code of Ethics").  The Code of Ethics is intended to comply with the provisions of Section 406 of the Sarbanes-Oxley Act of 2002.  The Code of Ethics is intended to promote honesty and integrity, the avoidance of conflicts, full, accurate and timely disclosure of financial reports and compliance with laws and regulations and other matters.

The Code of Conduct and Code of Ethics are filed as exhibits to the Company's Form 10-K for the year ended December 31, 2003.

END OF PAGE 9

EXECUTIVE COMPENSATION

The following table summarizes for the last three years the compensation of the Chief Executive Officer and the other most highly compensated executive officer of the Company whose total annual salary and bonus exceeded $100,000:

SUMMARY COMPENSATION TABLE

Name and Principal Position Daniel C. Manna President & CEO Donald E. Golik Sr. Vice President and CFO	Year 2003 2002 2001 2003 2002 2001	Annual Compensation		Other Annual Compensation (2) $ 2,200 2,700 1,400 $ 9,100 8,500 7,700	Long-Term Compensation			All Other Compensation (4) $ 3,000 3,000 2,550 $ 3,000 2,885 2,550
					Awards		LTIP Payouts $ -- -- -- $ -- -- --
					Restricted Stock Awards (3) $ 70,000 64,240 58,000 $ 52,500 32,120 29,000	Securities Underlying Options 7,000 7,000 7,000 3,500 3,500 3,500
		Salary $ 292,200 279,300 267,800 $ 196,400 186,600 178,900	Bonus (1) $ -- -- -- $ -- -- --
(1)	Bonus amounts were earned and accrued during each year indicated.
(2)	Other Annual Compensation consists of payments for unused vacation and travel-incentive payments (available to all employees) for using cost-effective airline fares on international flights.
(3)

Based on the closing price of the Company's stock on December 31, 2003, of $40.36, the aggregate number and value of all shares of restricted stock holdings on such date were 8,000 shares and $322,880 for Mr. Manna and 4,500 shares and $181,620 for Mr. Golik.  Dividends are paid on restricted stock held by executive officers.

(4)	All Other Compensation includes Company contributions paid or accrued during each year under the Profit Sharing and Retirement Savings Plan [401(k) Plan].

Option Grants in 2003.  The following table provides information relating to the option grants to the officers, named in the Summary Compensation Table, during 2003.  The exercise price of the options was equal to the fair-market value of the Company's Common Stock on the date the options were granted.  The calculation of potential realizable value is based on assumed annualized rates of stock appreciation of 5% and 10% over the full ten-year term of the options.  All options granted during 2003 vest five years after the date of grant.

Name Daniel C. Manna Donald E. Golik	Securities Underlying Options Granted 7,000 3,500	Percent of Total Options Granted to Employees in 2003 34% 17%	Exercise Price per Share $ 35.00 $ 35.00	Expiration Date 5-16-2013 5-16-2013	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
					5% $ 154,070 $ 77,035	10% $ 390,460 $ 195,230
NOTE: At December 31, 2003, the options were unexercisable.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values.  The following table reflects the number of securities underlying unexercised options as of December 31, 2003:

Name Daniel C. Manna Donald E. Golik	Shares Acquired on Exercise -- --	Value Realized $ -- $ --	Number of Securities Underlying Unexercised Options at December 31, 2003		Value of Unexercised In-the-Money Options at December 31, 2003
			Exercisable -- --	Unexercisable 28,000 14,000	Exercisable $ -- $ --	Unexercisable $ 129,080 $ 64,540
NOTE: The exercise price for the options range from $35.00 to $36.00 per share.

END OF PAGE 10

Pension Plan Table.  Officers and directors who are employees of the Company participate in the Paul Mueller Company Noncontract Employees Retirement Plan (Plan).

The Plan is a defined benefit plan; and the compensation covered by the Plan includes only base salary and is limited to $200,000 annually by the Internal Revenue Code.  Daniel C. Manna and Donald E. Golik are also covered under the Paul Mueller Company Supplemental Executive Retirement Plan (Supplemental Plan) effective January 1, 1996, which provides for an additional retirement benefit based on the provisions of the Plan for compensation in excess of the Internal Revenue Code limitation of $200,000.

The combined annual retirement benefit under the Plan and Supplemental Plan is not subject to deductions for social security benefits or other offset amounts.  The maximum number of years of credited service is 35 years.  The retirement benefit is based on the years of credited service and the final average monthly compensation based on the 60 consecutive months of highest compensation during the most recent 120 complete months of compensation.  The monthly benefit is calculated as follows:  [$5.85 + (0.015 x final average monthly compensation over $650)] x years of credited service.

The following table presents the combined annual retirement benefit due under the Plans at age 65 based on various amounts of final average annual compensation and years of service:

Final Average Annual Compensation $180,000 200,000 220,000 240,000 260,000 280,000 300,000	Years of Service
	15 $ 39,800 44,300 48,800 53,300 57,800 62,300 66,800	20 $ 53,100 59,100 65,100 71,100 77,100 83,100 89,000	25 $ 66,300 73,800 81,300 88,800 96,300 103,800 111,300	30 $ 79,600 88,600 97,600 106,600 115,600 124,600 133,600	35 $ 92,900 103,400 113,900 124,400 134,900 145,400 155,900

The following table indicates, for the current executive officers named in the Summary Compensation Table, the compensation for 2003 covered by the Plans and the years of credited service:

Name Daniel C. Manna Donald E. Golik	Compensation Covered by Plans $ 292,200 $ 194,900	Years of Credited Service 27 24

Report of the Nominating and Compensation Committee on Executive Compensation.  The Nominating and Compensation Committee (the "Committee") is charged with the responsibility of developing, reviewing, and recommending to the Board of Directors of the Company policies relating to compensation and remuneration of executive officers, with a view to ensuring that such policies are fair and equitable in view of market conditions and that they contribute to the success of the Company.  The Committee also is charged with the responsibility of administering the salary plan for executive officers, the Executive Short-Term Incentive Plan, and the 1999 Long-Term Incentive Plan.  The Committee is currently composed of three non-employee directors of the Board who have no interlocking relationships.  Given the Company's current level of executive compensation, the Committee has not yet adopted a policy with respect to Section 162(m) of the Internal Revenue Code pertaining to the deductibility of compensation in excess of $1,000,000.

The Committee believes that executive compensation should be aligned with Company financial performance.  With this in mind, the Committee has established a program to (1) attract and retain key executives critical to the long-term success of the Company, (2) reward executives for enhanced shareholder value, and (3) support a performance-oriented environment that rewards performance consistent with Company financial goals.

END OF PAGE 11

The compensation program for executive officers currently consists of a base salary, an annual incentive award under the Executive Short-Term Incentive Plan, awards of options and restricted stock under the 1999 Long-Term Incentive Plan, and contributions paid or accrued under the Profit Sharing and Retirement Savings Plan [401(k) Plan].

Salary ranges for executive officer positions, including the Chief Executive Officer (CEO), are established periodically based on competitive salary data developed by an independent compensation consultant.  The CEO's salary is established by considering salaries of CEOs of comparably sized capital-goods manufacturing companies.

The Committee believes the CEO's compensation and that of all executive officers should be heavily influenced by the Company's performance.  Therefore, the Executive Short-Term Incentive Plan provides the opportunity for a cash incentive that is a percentage of base salary and is based on (a) profitability of the Company and (b) an individual's level of performance.  The Committee establishes a target level of profitability at the beginning of each year against which actual profitability will be measured.  Additionally, the Committee may consider other factors in arriving at the determination of corporate performance for incentive calculation purposes.  Such other factors may include market conditions; extraordinary adjustments due to taxation, nonoperating income, collective bargaining issues, or Acts of God; or other m that position the Company for future growth or enhance the market value of the corporation.  Under the Plan, profitability must reach at least 70% of the annual target; and the return on equity must reach a specified level.  The maximum bonus payable is 55% of base salary.  No cash incentives were awarded under the Plan for 2003 because the minimum profitability target was not attained.

The main factors upon which the Committee evaluates the CEO's performance are:  (1) the Company's actual profitability for the year, and (2) those activities undertaken by the CEO that will position the Company for future growth and enhance the market value of the Company.  Significant items considered are additions to and expansion of the product lines, progress in margin improvement, and the implementations of systems and procedures to improve efficiency, enhance the Company's competitiveness, and position the Company for long-term growth.  Based on the performance for 2003, the CEO was not awarded a bonus for 2003.

Under the 1999 Long-Term Incentive Plan, executive officers and other key employees are eligible to receive grants of nonqualified stock options and restricted stock and other awards.  The Committee believes that stock options and restricted stock are an essential element of executive compensation because they focus management's attention on shareholder interests and align long-term executive performance with shareholder value.  Through periodic grants of stock options and restricted stock, executive officers and other key employees are rewarded for performance and the increase in shareholder value.  Option grants are made at or above fair market value of the Company's Common Stock on the date of grant.  During 2003, the CEO was granted options for 7,000 shares of Common Stock and granted 2,000 shares of restricted stock.

The Company also has a 401(k) Plan in which executive officers and substantially all other employees are eligible to participate.  The Plan provides for a match of each employee's contributions up to a specified limit.  The Plan also provides a profit-sharing feature whereby an additional match is made by the Company if the Company's net income reaches predetermined levels established annually by the Board of Directors.

NOMINATING AND COMPENSATION COMMITTEE: W. Curtis Graff, Chairman William L. Fuerst, Member Melvin J. Volmert, Member

END OF PAGE 12

Equity Compensation Plan Information.

Plan Category Equity compensation plans approved by security holders Equity compensation plans not approved by security holders TOTAL	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a) 81,500 -- 81,500 =====	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (b) $ 35.54 -- $ 35.54 =====	Remaining Available for Future Issuance Under Equity Compensation Plans [excluding securities reflected in column (a)] (c) 132,750 (1)(2) -- 132,750 ======
(1)

Included are 79,400 shares of Common Stock available under the Paul Mueller Company 1999 Long-Term Incentive Plan for officers and key employees that may be granted as stock options, stock appreciation rights, performance share/performance unit/other incentive awards, or restricted stock (up to 31,000 shares), or in any combination thereof.

(2)

Includes 53,350 shares available under the Paul Mueller Company Non-Employee Director Stock Option and Restricted Stock Plan that may be issued as stock options or restricted stock, or in any combination thereof.

Company Performance.  The following graph shows a five-year comparison of the cumulative total returns for the Company, the S&P 500 Index, and the Media General Financial Services, Inc. -- Metals Fabrication Index (MG-Metals Fabrication Index).

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

1998 1999 2000 2001 2002 2003	Paul Mueller Company 100 77 78 91 103 147	S&P 500 100 121 110 97 76 97	MG-Metals Fabrication Index 100 123 101 119 79 139
NOTES:	(1)	Assumes $100 invested on December 31, 1998, in each of Paul Mueller Company Common Stock, the S&P 500 Index, and the Media General Financial Services, Inc. -- Metals Fabrication Index.
	(2)	Total return includes reinvestment of dividends.

END OF PAGE 13

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors of Paul Mueller Company decided to no longer engage Arthur Andersen LLP as the Company's independent public accountant effective May 15, 2002.  The Audit Committee recommended to the Board and the Board ratified the appointment of KPMG LLP as the Company's independent auditors effective May 24, 2002.

The report of Arthur Andersen LLP on the Company's financial statements for 2000 and 2001 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During 2000 and 2001 and any subsequent interim period preceding the replacement of Arthur Andersen LLP as its independent auditors, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.  None of the "reportable events" described in paragraph (A) through (D) of clause (v) of Item 304(a)(1) of Regulation S-K of the Securities and Exchange Commission occurred during 2000 or 2001 or any subsequent interim period preceding the replacement of Arthur Andersen LLP as independent auditors for the Company.

It is not expected that KPMG LLP will have a representative present at the May 3, 2004, meeting of shareholders; but KPMG personnel will be available by teleconference, if necessary.

The following table presents fees for professional audit services incurred from KPMG LLP for the audit of the Company's annual financial statements for 2003 and 2002 and fees incurred for other services rendered by KPMG LLP:

Audit fees Audit-related fees (1) Audit and audit-related fees Tax fees (2) All other fees	2003 $ 103,600 10,600 $ 114,200 113,750 -- $ 227,950 =======	2002 $ 82,500 -- $ 82,500 59,500 -- $ 142,000 =======
(1)	Advice regarding documentation of internal control procedures.
(2)	Tax fees consist of fees for tax compliance and tax consultation regarding LIFO inventory, research and development credits, and state tax issues.

The Audit Committee of the Board of Directors of Paul Mueller Company replaced Arthur Andersen LLP as the Company's independent auditors effective May 15, 2002.  KPMG LLP was appointed as the Company's independent public accountants effective May 24, 2002.  Fees incurred by the Company from Arthur Andersen LLP from January 1, 2002, through May 15, 2002, were as follows:  Audit Fees -- $10,600; Audit-related fees -- $22,000 (fees related to accounting and reporting consultation); and Tax fees -- $9,900 (fees related to tax compliance and tax consultation).

END OF PAGE 14

As set forth in its Charter, it is the policy of the Audit Committee to preapprove all audit fees and all permitted nonaudit services provided by KPMG LLP.  In addition, the Audit Committee has preapproved the expenditure by management of $10,000 in the aggregate per calendar quarter for routine tax and accounting matters.  Management is required to report to the Audit Committee details of such expenditures at the next Audit Committee meeting following the end of each quarter.  Expenditures above the $10,000 limit would have to be preapproved by the Audit Committee Chairman.

All fees incurred by the Company from KPMG LLP during 2003 and 2002 were preapproved in accordance with the Audit Committee procedures.

END OF PAGE 15

EXHIBIT A

PAUL MUELLER COMPANY
AUDIT COMMITTEE CHARTER

ADOPTED BY THE BOARD OF DIRECTORS
ON OCTOBER 30, 2003

Status

The Audit Committee (the "Committee") is a committee of the Board of Directors ("Board").

Membership of the Committee

The Board shall appoint an Audit Committee of at least three members, consisting entirely of independent directors of the Board, and shall designate one member as chairperson.  The term "independent" shall mean a director who meets the National Association of Securities Dealers ("NASD") definition of "independence" as determined by the Board.  Each member of the Committee shall, in the judgment of the Board, have the ability to read and understand the Company's basic financial statements and meet the financial literacy requirements, if any, of the NASD upon appointment to the Committee.  At least one member of the Committee shall, in the judgment of the Board, be an audit committee financial expert in accordance with the rules and regulations of the Securities and Exchange Commission ("SEC") and at least one member (who may also serve as the audit committee financial expert) shall, in the judgement of the Board, have accounting or related financial management expertise in accordance with NASD listing standards.

Purpose

The Audit Committee shall represent and assist the Board of Directors with the oversight of:

--	the accounting, reporting and financial practices of the Company and its subsidiaries, including the integrity of the Company's financial statements.
--	the functioning of the Company's systems of internal accounting and financial controls.
--	the independent auditor's qualifications and independence.
--	the performance of the Company's internal audit functions and the independent auditor.
--

the Company's compliance with legal and regulatory requirements, and its ethics programs as established by management and the Board, including the Company's Policy Statement on Business Conduct and any separate ethics code that relates to the integrity of the Company's financial reporting or applies to the Chief Executive Officer, Chief Financial Officer and/or other senior financial officers.

The Company's management is responsible for preparing the Company's financial statements and for their accuracy and the Company's independent auditor is responsible for auditing those financial statements.  The Committee is responsible for overseeing the conduct of these activities by the Company's management and the independent auditor.  Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work.  Members of the Committee may rely without independent verification on the information provided to them and on the representations made by the Company's management and the Company's independent auditor.

The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

Committee Meetings

The Committee shall meet at least [four] times each year and at such other times as it deems necessary or appropriate to fulfill its responsibilities.  As part of its role to foster free and open communication and to discharge its oversight role, the Committee shall periodically meet separately, in executive session, with management and the independent auditor.  The Committee shall report regularly to the Board with respect to its activities and make recommendations to the Board as appropriate.

END OF PAGE 16

Powers of the Committee

In the exercise of its responsibilities hereunder, in addition to any other powers set forth or implied herein:

1.	The Committee shall have the authority to retain special legal, accounting, or other consultants to advise the Committee.
2.

The Company shall provide appropriate funding as determined by the Committee for payment of (a) compensation to the independent auditor for audit fees and nonaudit fees, (b) compensation to any advisors employed by the Committee, and (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

3.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention and shall have full and unfettered access to all books, records, facilities, and personnel, including officers and directors, of the Company.

4.

The Committee may request any officer, director, or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

5.

The Committee may delegate authority to one member to grant preapprovals of permitted nonaudit services, provided that any decisions to grant preapproval shall be presented to the full Committee at its next meeting.

Key Responsibilities

Oversight of Independent Auditor:  The Committee shall:

1.

Have the direct responsibility for the appointment, evaluation, compensation, retention, and oversight of the work of the Company's independent auditor and, where appropriate, the dismissal of the Company's independent auditor.  The Company's independent auditor shall report directly to the Committee, and the Committee's responsibility includes the resolution of disagreements between management and the independent auditor regarding financial reporting.

2.	Pre-approve the fees to be paid to the independent auditor for audit services.
3.

Pre-approve all permitted nonaudit services to be performed by the independent auditor and the fees for such service and establish written policies and procedures for the engagement of the independent auditor to provide permitted nonaudit services.

4.

Review the experience and qualifications of the senior members of the independent auditor team and the quality controls procedures of the independent auditor.  Ensure the rotation of audit personnel as required by law and the rules of the SEC and any other applicable regulatory body.

5.	At least annually, consider the independence of the independent auditor and obtain and review a formal written statement describing all relationships between the independent auditor and the Company.
6.

Review at least annually a report by the independent auditor describing:  (a) the firm's internal control procedures, and (b) any material issues raised by the most recent internal quality control review, or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.  After reviewing the foregoing report, the written statement described in paragraph 5 above, and the independent auditor's work, the Committee shall evaluate the independent auditor's qualifications, performance, and independence, including a review and evaluation of the lead partner of the independent auditor.

END OF PAGE 17

7.

Receive and review the independent auditor's report relating to reportable conditions in the internal control structure and financial reporting practices and any other reports from the independent auditor that are required under Generally Accepted Auditing Standards, or other standards governing the independent public accountants or by the federal securities laws or the NASD.

8.	Set the Company's hiring policies with respect to employees or former employees of the independent auditor.
9.	The Committee shall review and discuss with management and the independent auditor the quality and adequacy of the Company's internal accounting controls.

Annual Audit and Related Matters:  The Committee shall:

1.	Meet with the independent auditor prior to the audit to review the overall scope of the audit, the planning and staffing thereof and to approve the fees therefore.
2.

Review with management and the independent auditor prior to the filing of the report on Form 10-K the annual audited financial statements, including:  (a) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations;" (b) any material changes in accounting principles or practices used in preparing the financial statements; and (c) the items required by Statement of Auditing Standards 61 as in effect at that time.

3.

Review and discuss with the independent auditor (a) all critical accounting policies and practices, (b) all alternative treatments of financial information within GAAP that have been discussed with management; and (c) other material written communications between the independent auditor and management.  Inquire about the Company's independent auditor's views about management choices among alternative accounting principles and the quality of the Company's accounting principles as applied in its financial reporting.  Discuss with management and the independent auditor the adequacy and effectiveness of the Company's financial staff, accounting and financial controls, and disclosure controls and procedures (and management reports thereon), of the Company and its subsidiaries, including the Company's systems to monitor and manage business risk.

4.	Review with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.
5.	Review periodically with the Company's outside counsel any legal and regulatory matters that may have a material impact on the Company's financial statements, compliance policies, and programs.
6.

Discuss with the Chief Executive Officer and/or Chief Financial Officer if, during their certification process for the Form 10-K, they detected any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

7.

Inquire of the independent auditor in a separate executive session as to whether any director, officer, or employee of the Company has attempted to fraudulently influence, coerce, manipulate, or mislead the auditor.

8.

Obtain confirmation from the independent auditor that, in the course of the audit, the firm has not detected or otherwise become aware of any information indicating that an "illegal act" (as defined in Section 10A of the Securities Exchange Act of 1934) ("Exchange Act") has occurred.

9.

Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter.  Such reviews should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management.

10.

Based upon its reviews and discussions, shall recommend to the Board as to whether the annual audited financial statements should be included in the Company's Annual Report on Form 10-K to be filed with the SEC.

11.

Review and monitor, as appropriate, significant findings of any examination by regulatory authorities or agencies, in the areas of securities, accounting, or tax, such as the SEC or the Internal Revenue Service.

END OF PAGE 18

12.	Approve the report required by the rules of the SEC to be included in the Company's annual proxy statement.
13.

Prior to any public disclosure thereof, the Committee shall review and discuss (or otherwise have the opportunity to comment on the content and clarity of) earnings press releases regarding annual operating results, as well as financial information and any forward-looking earnings guidance provided to analysts and rating agencies.

Review of Quarterly Financial Statements and Related Matters:  The Committee shall:

1.

Review with management and the independent auditor prior to the filing of the Company's Form 10-Q the Company's quarterly financial statements, including:  (a) "Management's Discussion and Analysis of Financial Condition and Results of Operations"; (b) any material changes in accounting principles or practices used in preparing the financial statements; and (c) the items required by Statement of Auditing Standards 71 as in effect at that time.

2.

Review with management and the independent auditor the results of the independent auditor's review of the quarterly financial statements, and discuss with the independent auditor any other matters required to be communicated to the Committee under generally accepted auditing standards.

3.

Review and discuss reports from the independent auditor on (a) all critical accounting policies and practices to be used, (b) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (c) other material written communications between the independent auditor and management.

4.	Inquire of the independent auditor as to whether any director, officer, or employee of the Company has attempted to fraudulently influence, coerce, manipulate, or mislead the auditor.
5.

Review any disclosures made to the Committee by the Chief Executive Officer and/or Chief Financial Officer during their certification process for the Form 10-Q regarding any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

6.

Prior to any public disclosure thereof, review and discuss (or otherwise have the opportunity to comment on the content and clarity of) earnings press releases regarding interim operating results, as well as financial information and any forward-looking earnings guidance provided to analysts and rating agencies for each of the first three fiscal quarters of each year.

General Oversight Responsibilities:

1.	The Committee shall conduct an annual evaluation of its performance in fulfilling its duties and responsibilities under this Charter.
2.

The adequacy of this Charter shall be reviewed by the Committee on an annual basis.  The Committee will recommend to the Board any modifications to this Charter, which the Committee deems appropriate for approval by the Board.

3.

The Committee shall establish procedures for receiving, retaining and investigating reports of illegal acts involving the Company detected by the independent accountants or others and, in accordance with such procedures, supervise the investigation of such reports of illegal acts, review the actions taken or to be taken by the Company to remediate such illegal acts, and, if appropriate, recommend further action by the Board of Directors.

4.

The Committee shall establish procedures for handling complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

5.	The Committee shall review and approve all related party transactions (as defined in Section 404 of Regulation S-K issued by the SEC) involving the Company.
6.

The Committee shall review the need to establish an internal audit department, and if so established, the organization of the internal audit department, the adequacy of its resources and the competence and performance of the internal audit staff.

END OF PAGE 19

EXHIBIT B

PAUL MUELLER COMPANY
NOMINATING AND COMPENSATION COMMITTEE CHARTER

NOMINATION RESPONSIBILITIES

Purpose

A principal purpose of the Nominating and Compensation Committee (the "Committee"), in its capacity as a committee of the Board of Directors (the "Board"), is to (i) identify individuals qualified to become members of the Board of Directors and (ii) recommend the persons to be nominated by the Board of Directors for election as directors at the annual meeting of shareholders.

Structure and Membership

The Committee shall consist of three independent members of the Board.  The Committee members shall be appointed for one-year terms at the annual meeting of the Board.  In selecting members of the Committee, the Board will determine that each member has the appropriate experience, independence, and interest to carry out his/her duties and responsibilities.  Each member of the Committee shall meet the standards to qualify as an independent director within the meaning of Nasdaq Rule 4200(a)(15), and "outside director" with the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and as a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3)(i) under the Securities Exchange Act of 1934, as amended (the "Exchange Act").  The Board of Directors may remove any member of the Committee from the Committee with or without cause.

Authority and Responsibilities

1.

Selection of Director Nominees.  The Committee shall be responsible for (i) identifying individuals qualified to become members of the Board of Directors and (ii) recommending to the Board of Directors the persons to be nominated by the Board or election as directors at the annual meeting of shareholders and the persons to be elected by the Board of Directors to fill any vacancies on the Board.

2.

Criteria for Selecting Directors.  The Committee shall use the criteria set forth on Annex A attached hereto to guide its selection process.  The Committee shall be responsible for reviewing with the Board of Directors, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

3.

Shareholder Nominees.  The Committee shall consider nominees for the Board of Directors recommended by shareholders.  Nominations by shareholders must be in writing, must include the full name of the proposed nominee and a brief description of the proposed nominee's business experience for at least the previous five years.  Any such submission must also be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as director if elected.  Nominations should be delivered to the Nominating Committee at the following address:

Nominating Committee
Paul Mueller Company
c/o Corporate Secretary
P O Box 828
Springfield, MO 65801-0828

4.

Selection Process.  The Committee shall review the qualifications and backgrounds of all directors and nominees (without regard to whether a nominee has been recommended by shareholders), as well as the overall composition of the Board of Directors.  Current members of the Board may be polled for suggestions as to individuals meeting the criteria of the Committee.  Research may be performed to identify qualified individuals.  In connection with its evaluation of candidates, the Committee shall determine which, if any candidates shall be interviewed, and if warranted, one or more members of the Committee, and others as appropriate, shall interview prospective candidates in person or by telephone.  After completing this evaluation and interview process, the Committee shall recommend to the full Board directors to be nominated for election at the annual meeting of shareholders, or, in the case of a vacancy on the Board of Directors, recommend a director to be elected by the Board to fill such vacancy.

END OF PAGE 20

5.

Search Firms.  The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director nominees, including sole authority to approve the search firm's fees and other retention terms.  The Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of any search firm engaged by the Committee.

Procedures and Administration

1.	Meetings. The Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Committee shall keep such records of its meetings as it shall deem appropriate.
2.

Subcommittees.  The Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances.

3.	Reports to the Board. The Committee shall report regularly to the Board.
4.	Charter. The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.
5.	Annual Self-Evaluation. At least annually, the Committee shall evaluate its own performance.

COMPENSATION RESPONSIBILITIES

Purpose

The Nominating and Compensation Committee of the Board of Directors is also responsible for implementing and reviewing executive compensation plans, policies, and programs in an effort to ensure the attraction and retention of elected executive officers in a reasonable and cost-effective manner, to motivate their performance in the achievement of the Company's business objectives, and to align the interest of elected executive officers with the long-term interests of the Company's shareholders.

Functions

The Committee shall:

--

Develop and approve periodically a general compensation policy and salary structure for elected executive officers of the Company which considers business and financial objectives, industry, and market pay practices and/or such other information as may be deemed appropriate.

--	Review and approve the compensation (salary, bonus, incentive, and other compensation) of the elected executive officers of the Company.
--	Review and approve the annual compensation, including base salary and short- and long-term incentives, of the CEO.
--

Review and approve corporate goals and objectives relevant to the compensation of elected executive officers of the Company, evaluate their performance in light of the goals and objectives and set their salary, bonus, and incentive compensation based on this evaluation.

--	Review and approve all employment, retention, and severance agreements for any elected executive officer of the Company.
--

Act on behalf of the Board in administering compensation plans, approved by the Board and/or the shareholders of the Company, in a manner consistent with the terms of such plans, including, as applicable:

	o	The granting of stock options, restricted stock, stock units, and other awards; and
	o	Review of performance target goals established before start of the relevant plan year and determination of when performance goals have been achieved at the end of the plan year.
--	Review and make recommendations to the Board with respect to new compensation incentive plans and equity-based plans.

END OF PAGE 21

--	Review and make recommendations to the Board on changes in major benefit programs of elected executive officers of the Company.
--	Review the management succession program for the Chief Executive Officer and selected executive officers of the Company.
--	Prepare a Compensation Committee Report for inclusion in the Company's annual meeting proxy statement as required by the Securities and Exchange Commission regulations.
--	Review and obtain confirmation that compensation and incentives are administered in compliance with applicable law and are appropriately disclosed in the Company's annual meeting proxy statement.
--	Perform such other functions as may be assigned to the Committee, from time to time, by the Board.
--	Provide necessary approval to qualify for exemptions as may be established by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934.

Director Compensation

The Committee shall review and make recommendations to the Board with respect to compensation for nonemployee directors.

Procedures

--	The Committee shall meet regularly, with such additional meetings as the Chair of the Committee deems necessary, and shall report to the Board following regular meetings.
--	The Chief Executive Officer of the Company shall not be present during voting or deliberations of the Committee regarding the compensation of the Chief Executive Officer.
--

The Committee shall have the authority to retain, establish the compensation for, and terminate outside counsel and other experts and advisors, including compensation consultants, as it determines appropriate to assist in the full performance of its functions.

END OF PAGE 22

ANNEX A

PAUL MUELLER COMPANY

Criteria for Nomination as Director

General Criteria and Factors to be Considered

1.	Nominees shall have a reputation of integrity, honesty, and adherence to high ethical standards.
2.

Nominees should have demonstrated business acumen, experience, and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company.

3.	Nominees should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board of Directors and its committees.
4.

Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include shareholders, employees, customers, governmental units, creditors, and the general public, and to act in the interests of all shareholders.

5.

Nominees should not have, or appear to have, a conflict of interest that would impair the nominee's ability to represent the interests of all the Company's shareholders and to fulfill the responsibilities of a director.

6.

Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, disability, or any other basis proscribed by law.  The value of diversity on the Board of Directors should be considered.

7.	Nominees should normally be able to serve for at least five (5) years before reaching the age of 70.
8.

The Committee shall consider such other relevant factors as it deems appropriate, including the candidate's experience with accounting rules and practices, experience in the Company's industry, business, finance, administration or public service, and familiarity with national and international business matters.

Application of Criteria to Existing Directors

The renomination of existing directors should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above.  In addition, the Nominating Committee shall consider the existing directors' performance on the Board and any committee, which shall include consideration of the extent to which the directors undertook continuing director education.

Criteria for Composition of the Board

The backgrounds and qualifications of the directors considered as a group should provide a significant breadth of experience, knowledge, and abilities that shall assist the Board of Directors in fulfilling its responsibilities.  In evaluating candidates the Committee shall consider the current composition of the Board, the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members, the need for independent directors, the need for Audit Committee expertise and the evaluations of other candidates.

END OF PAGE 23

===============================================================================

===============================================================================
P R O X Y	M U E L L E R

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PAUL MUELLER COMPANY
FOR THE ANNUAL MEETING OF SHAREHOLDERS, MAY 3, 2004

The undersigned hereby constitutes and appoints Donald E. Golik and Ronald W. Gielow, and each of them, as proxies, with full power of substitution, to vote all of the shares of the Common Stock which the undersigned is entitled to vote at the annual meeting of the shareholders of the Company to be held at the offices of the Company, 1600 West Phelps Street, Springfield, Missouri, on Monday, May 3, 2004, commencing at 10:00 a.m. on that day, and at any postponement, adjournment or adjournments thereof, as fully and with the same effect as the undersigned might or could do if personally present, with respect to the following:

(1)	The election of two (2) Class I directors for a term of three (3) years expiring at the annual meeting to be held in 2007: Donald E. Golik and David T. Moore.
	[ ]	FOR all nominees listed, with the discretion to distribute the votes among the nominees as the proxyholders may determine.
	[ ]	WITHHOLD AUTHORITY to vote for all nominees listed.
[ ]

FOR all nominees listed, EXCEPT WITHHOLD AUTHORITY to vote for the following:  ______________.
(If you set forth the name of one of the nominees on the above line, unless you request otherwise, your votes will then be cumulated and distributed among the remaining nominees as the proxyholders may determine in their discretion.)

(continued, and to be signed, on the other side)

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(PROXY -- continued from other side)

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL (1).  MANAGEMENT KNOWS OF NO OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING; HOWEVER, THE PERSONS NAMED AS PROXYHOLDERS OR THEIR SUBSTITUTES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

Either of said proxies present and acting at said meeting or any postponement, adjournment or adjournments thereof shall have and may exercise all of the powers of all of said proxies.  The undersigned hereby ratifies and confirms all that said proxies, or either of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof, and acknowledges receipt of the notice of said meeting and the Proxy Statement accompanying it.

Date __________________________________, 2004
___________________________________________
___________________________________________
Please insert date of signing.  Sign exactly as name appears at left.  Where stock is issued in two or more names, all should sign.  If signing as attorney, administrator, executor, trustee, guardian or corporate officer, give full title as such.